SCHEDULE 14A INFORMATION STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
 ............................................................................
(Name of Registrant as Specified in its Charter)
REGI U.S., INC.............................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:
      ...................................................................
      (2) Aggregate number of securities to which transaction applies:
      .....................................................................
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      ....................................................................
      (4) Proposed maximum aggregate value of transaction:
      ......................................................................

      (5) Total fee paid:
       ...................................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      .......................................
      (2) Form, Schedule or Registration Statement No.:
      .......................................
      (3) Filing Party:
      .......................................
      (4) Date Filed:

                                REGI U.S., INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 9, 1997

To the Shareholders of REGI U.S., Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of REGI U.S., Inc. (the "Company") will be held at the offices of Vandeberg Johnson & Gandara, One Union Square, 600 University Street, Suite 2424, Seattle, WA 98101, on Thursday, October 9, 1997, at 1:00 p.m. for the purpose of considering and voting upon the following matters:

      1. ELECTION OF DIRECTORS. To elect two (2) directors for a term of one year or until their successors have been elected and qualified.

      2. APPROVAL OF AUDITORS. Approval of Elliott Tulk Pryce Anderson as auditors until the close of the next Annual Meeting.

      3. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

    Only those shareholders of record at the close of business on September 9, 1997 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

    Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

September 15, 1997           BY ORDER OF THE BOARD OF
                             DIRECTORS


                             Brian Cherry, Secretary

================================================================================

                             YOUR VOTE IS IMPORTANT
                             ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card and return it in the enclosed postage prepaid envelope.

================================================================================

                                 REGI U.S., INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                                 PROXY STATEMENT

     This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about September 15, 1997, for use in connection with the Annual Meeting of Shareholders of REGI U.S., Inc. (the "Company") to be held on Thursday, October 9, 1997. Only those shareholders of record at the close of business on September 9, 1997 shall be entitled to vote. The number of shares of the Company's common stock (the "Common Stock"), outstanding and entitled to vote at the Annual Shareholders' Meeting is 8,223,300.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

     If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the two nominees listed in this Proxy Statement and FOR the other item listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

                             BUSINESS OF THE MEETING

         There are two matters being presented for consideration by the shareholders at the Annual Meeting.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS
                     --------------------------------------

GENERAL

    The Company's Bylaws ("Bylaws") currently provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the Board of Directors. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently two
(2) directors of the Company.

                      INFORMATION WITH RESPECT TO NOMINEES
                      ------------------------------------

     The following tables set forth certain information with respect to the nominees for director. The table includes their ages and their principal occupations with the Company. All nominees have been directors since the Company was founded. The table also indicates the number of shares of Common Stock beneficially owned by each individual on September 9, 1997 (including exercisable options) and the percentage of Common Stock outstanding on that date that the individual's holdings represented.

                                                                      SHARES AND PERCENTAGE
                                                                         OF COMMON STOCK
                                  PRINCIPAL OCCUPATION                BENEFICIALLY OWNED AS
    NAME AND AGE                      OF DIRECTOR                     OF SEPTEMBER 9, 1997
    ------------                  --------------------                ---------------------
John G. Robertson, 55       President and Chief Executive Officer         5,827,700 shares
                                                                               70.8%

Brian Cherry, 57            Vice President and Secretary                      378,000
                                                                                4.6%

     JOHN ROBERTSON has been the Chairman, President and Chief Executive Officer of the Company since its formation. For more than the past ten years he has also been the president of Reg Technologies, Inc., a public company listed on the Vancouver Stock Exchange, which he founded. He is also the President and Founder of Teryl Resources Corp., a public company involved in gold, diamond, and oil and gas exploration. Mr. Robertson is also President and Founder of SMR Investments, Ltd., the management company for both Teryl Resources Corp. and Reg Technologies, Inc.. SMR has been in business since 1979 and owns major share positions in Teryl Resources Corp., Reg Technologies, Inc. and other public companies. He is also President of Flame Petro Minerals Corp., a private company with interests in oil and gas and gold prospects, and President of IAS Communications, Inc., which is developing a new type of antenna system.

     BRIAN CHERRY has been Vice President, Secretary and a Director of the Company since its inception. His family has owned a pump manufacturing company in Vancouver for a number of years and has made significant contributions to the improved design of the Original Engine and the development of the RC/DC Engine for the Company. Mr. Cherry has also been a Director of Flame Petro Minerals Corp. From October 20, 1994 through the present he has also served as Vice President in charge of patents and technology for Rand Cam Engine. From April 1990 through the present Mr. Cherry has acted as Secretary and Treasurer to Reg Technologies, Inc. His duties include overseeing technical and patent data on the RC/DC Engine for the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED AS DIRECTORS.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND MANAGEMENT
          -----------------------------------------------------------

     The following sets forth information concerning the Board of Directors and management of the Company during the fiscal year ended April 30, 1997.

BOARD OF DIRECTORS

     The Company's Board of Directors had one meeting and executed several unanimous consent resolutions in 1997. Each director attended the meeting.

BOARD COMMITTEES

     The Board of Directors does not have any committees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     All directors and officers of the Company filed statement of changes in Beneficial Ownership in a timely manner during fiscal 1997.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information with respect to the executive officers who are not directors of the Company. All executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                        Age as of
Name                 Sept. 30, 1997                   Position
----                 --------------                   --------
Jennifer Lorette           25          Vice President, Treasurer, Principal
                                       Accounting Officer and Chief Financial
                                       Officer

Patrick R. Badgley         54          Vice President, Research and Development

     PATRICK R. BADGLEY was appointed Vice President, Research and
Development of the Company in February 1994. He is directing and participating in the technical development of the Rand Cam compressor, gasoline engine and diesel engine. Previously, Mr. Badgley had been employed for 16 years at Adiabatics, Inc., in Columbus, Indiana. Between 1986 and 1994, Mr. Badgley was the Director of Research and Development at Adiabatics, where he directly oversaw several government and privately sponsored research programs including the lightweight, quiet 30 kW APU project for ARPA. He was also the Program Manager for the Gas Research Institute project for emissions reduction of two-stoke cycle natural gas engines. He was also Program Manger for several coal fuel diesel engine programs for the Department of Energy and for uncooled engine programs for a Wankel engine for NASA and for a piston type diesel engine for the U.S.

Army. Mr. Badgley's work has covered all phases of research, design, development and manufacturing, from research on ultra-high speed solenoids and fuel sprays, to new product conceptualization and production implementation of fuel pumps and fuel injectors. Previously, he also worked at Curtiss Wright and John Deere on Wankel engine development. Mr. Badgley received his Bachelor of Science degree in Mechanical Engineering from Ohio State University and has done graduate work at Purdue University. Mr.
Badgley is also a director and officer of IAS Communications Inc.

     JENNIFER H. LORETTE has been a Vice President and Chief Financial
Officer of the Company since June 1994. From April 1994 through the present she has also been Vice President of Administration for Reg Technologies, Inc. From December 1994 through the present she has acted as Secretary of IAS Communications Inc. Between December 1992 and June 1994 she was employed in various capacities by Reg Technologies, Inc. Ms. Lorette has also been the Vice President and CFO of Flame Petro Minerals Corp. Between October 1990 and July 1992, Ms. Lorette was employed by Nickels Custom Cabinets.

                    COMPENSATION OF DIRECTORS AND OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                    ANNUAL COMPENSATION                     AWARDS
                                                    -------------------                 --------------
          NAME AND                                                    OTHER ANNUAL
     PRINCIPAL POSITION      YEAR      SALARY ($)      BONUS ($)    COMPENSATION ($)    OPTIONS (#)(1)
     ------------------      ----      ----------      ---------    ----------------    --------------
John G. Robertson            1997         -0-             -0-             -0-                 -0-
President, Chief             1996         -0-             -0-             -0-               300,000
Executive Officer            1995         -0-             -0-             -0-                 -0-

Brian Cherry                 1997         -0-             -0-             -0-                 -0-
Vice President and           1996         -0-             -0-             -0-                 -0-
Director                     1995         -0-             -0-             -0-                 -0-

Patrick Badgley              1997       $ 46,200          -0-             -0-                 -0-
Vice President               1996       $ 46,200          -0-             -0-                 -0-
                             1995       $ 42,000          -0-             -0-                 -0-

Jennifer Lorette,            1997       $  6,000          -0-             -0-                 -0-
Vice President               1996       $  6,000          -0-             -0-                50,000
                             1995       $  2,000          -0-             -0-                 -0-

---------------------
(1) Represents options granted under the Company's 1993 Key Employees Incentive Stock Option Plan.

     The Company has entered into an employment agreement with Patrick Badgley, a registered professional engineer, to act as Research Project Manager for the RC/DC Engine. The agreement calls for Mr. Badgley to be paid $7,700 per month plus reasonable expenses related to the project. Fifty-percent (50%) of this amount is paid by the Company and 50% by Reg Technologies, Inc.

     During the fiscal year ended April 30, 1997, project management fees of $30,000 were paid to a company controlled by the president of the Company and an additional $6,000 of rent and secretarial fee were paid to a company controlled by the president of the Company.

     No other significant compensation has been paid directly or accrued to any other officer or director of the Company during the year ended April 1997. On March 31, 1994 the Company entered into a management agreement with Access Information Services, Inc., a Washington corporation which is owned and controlled by John G. Robertson, under which the Company retained Access at the rate of $2,500 to provide certain management, administrative, and financial services for the Company.

     The Company has no other agreement at this time, with any officer or director, regarding employment with the Company or compensation for services other than herein described. Compensation of officers and directors is determined by the Company's Board of Directors and is not subject to shareholder approval.

STOCK OPTION PLAN

     The Company adopted a Key Employees Incentive Stock Option Plan on April 30, 1993. The Plan authorizes the issuance of up to 2,000,000 shares of Common Stock of the Company to be issued to employees. As of April 30, 1997, the Company had issued options for approximately 1,097,500 shares.

OPTION GRANTS IN LAST FISCAL YEAR

     No grants of stock options were made during the fiscal year ended April
30, 1997 to the Company's Chief Executive and the other executive officers named in the above Summary Compensation Table.

STOCK OPTIONS EXERCISED IN LAST FISCAL YEAR AND HELD AT END OF FISCAL YEAR - APRIL 30, 1997

     The following table sets forth certain information with respect to options exercised during fiscal 1997 by the Company's Chief Executive Officer and the other executive officers named in the above Summary Compensation Table, and with respect to unexercised options held by such persons at the end of fiscal 1997.

                       SHARES                                                          VALUE OF UNEXERCISED
                     ACQUIRED ON     VALUE         NUMBER OF UNEXERCISED               IN-THE-MONEY OPTIONS
                      EXERCISE      REALIZED      OPTIONS AT FISCAL YEAR END          AT FISCAL YEAR END (1)
                     -----------    --------      --------------------------          ----------------------
      NAME                                       EXERCISABLE    UNEXERCISABLE        EXERCISABLE    UNEXERCISABLE
      ----                                       -----------    -------------        -----------    -------------
John G. Robertson      137,000       $350,236       300,000          -0-                 -0-             -0-
Patrick Badgley          -0-            N/A          75,000          -0-                 -0-             -0-
Jennifer Lorette         -0-            N/A          60,000          -0-                 -0-             -0-
Brian Cherry             -0-            -0-         125,000          -0-                $40,300          -0-

--------------------
(1) The calculation of the value of unexercised options are based on the difference between the last sale price of $0.906 per share for the Company's Common Stock on Wednesday, April 30, 1997, as reported by NASD, and the exercise price of each option, multiplied by the number of shares covered by the option.

STOCK OPTION REPRICING

     On June 12, 1997, the Board of Directors approved the repricing of stock options held by John Robertson and Jennifer Lorette. Mr. Robertson held options for 300,000 shares and Ms. Lorette held options for 75,000 shares, all exercisable at $1.75 per share. On June 12, 1997 the market price for the Common Stock was $0.93 per share. The exercise price for these options was changed to $1.00 per share. These options expire on January 3, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 9, 1997, the amount and the percentage of the Company's Common Stock owned of record or beneficially by each officer, director and holder, or person known by the Company to own beneficially, more than five percent of the voting interest in the Company's Common Stock, and all officers and directors as a group.

 TITLE                                      AMOUNT AND NATURE    PERCENTAGE
OF CLASS    NAME AND ADDRESS OF               OF BENEFICIAL     OF BENEFICIAL
--------    BENEFICIAL OWNER                   OWNERSHIP (1)    OWNERSHIP (1)
            ----------------                -----------------   -------------
Common      Rand Energy Group Inc.              5,488,200 (2)        66.7%
            1030 West Georgia St.
            Vancouver, B.C., V6E 2Y3
Common      Brian Cherry                          378,000 (3)         4.6%
            5451 Floyd Avenue
            Richmond, B.C.  Canada
Common      John G. Robertson                   5,827,700 (4)        70.8%
            4040 Amundsen Place
            Richmond, B.C.  Canada
Common      Patrick R. Badgley                     75,000 (6)         0.9%
            2815 Franklin Drive
            Columbus, IN  47201
Common      Jennifer Lorette                       60,500 (5)         0.7%
            419-5880 Dover Crest
            Richmond, B.C.  Canada
Common      James McCann                        5,488,200 (2)        66.7%
            211 -107 E. Broadway
            Vancouver, B. C.
Common      All officers and                    6,341,200            77.1%
            directors as a group (five persons)

------------------
1. Based upon 8,223,300 shares issued and outstanding and assuming exercise of options. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from such date are exercised.
2. Rand Energy Group is owned 51% by Reg Technologies Inc. and 49% by Rand Cam Engine Corp. Rand Cam Engine Corp. is a privately held company whose stock is reportedly owned 50% by The Watchtower Society, a religious organization, 34% by James McCann and the balance by several other shareholders. Mr. McCann has indicated that he donated the shares held by The Watchtower Society to that organization but has retained a voting proxy for those shares.
3. Brian Cherry owns 265,000 shares and options on an additional 125,000 shares.
4. John G. Robertson owns 11,700 shares and holds options to acquire 300,000 shares of the Company's Common Stock. Susanne M. Robertson, the wife of John G. Robertson, owns SMR

     Investment Ltd. which holds a controlling interest in Reg Technologies Inc. Therefore, Mr. Robertson is deemed to also be the beneficial owner of the shares owned by Rand Energy Group, Inc., which is 51% controlled by Reg Technologies Inc.
5. Ms. Lorette owns 500 shares and owns options to purchase an additional 60,000 shares.

TRANSACTIONS WITH DIRECTORS

     Pursuant to an agreement dated August 1992 (the "August 1992 Agreement"), the Company issued 5,700,000 shares of its Common Stock at a deemed value of $0.01 per share to Rand Energy Group Inc. ("REGI") in exchange for certain valuable rights, technology, information, and other tangible and intangible assets relating to the United States rights to the Rand Cam Engine (the "Original Engine"). REGI is a privately-held British Columbia corporation which is 51% controlled by Reg Technologies, Inc., a publicly-held British Columbia corporation ("Reg Tech"). Reg Tech's president is also the president of the Company and its Vice President and Secretary is also a Director of the Company.

     The Company also agreed to pay semiannually to REGI a royalty of 5% of any net profits to be derived by the Company from revenues received as a result of its license of the Original Engine.

     As part of the August 1992 Agreement, the Company also agreed to pay semiannually to Brian Cherry a royalty of 1% of any net profits to be derived by the Company from revenues received as a result of the August 1992 Agreement.

     Also in August 1992, the Company sold 300,000 shares of its Common Stock at $0.01 per share to Brian Cherry.

     In an agreement dated April 13, 1993 among the Company, REGI, Reg Tech and Brian Cherry (the "April 1993 Agreement"), and made as an amendment to a previous Amendment Agreement dated November 23, 1992, between REGI, Reg Resources Corp. (Reg Tech) and Brian Cherry and an original agreement dated July 30, 1992, between REGI, Reg Resources Corp. and Brian Cherry, Cherry agreed to:
(a) sell, transfer and assign to REGI all his right, title and interest in and to the technology related to the RC/DC Engine, (the "Technology") including all pending and future patent applications in respect of the Technology for all countries except the United States of America, together with any improvements, changes or other variations to the Technology; (b) sell, transfer and assign to the Company (then called Sky Technologies Inc.), all his right, title and interest in and to the Technology, including all pending and future patent applications in respect of the Technology for the United States of America, together with any improvements, changes or other variations to the Technology.

     Other provisions of the April 1993 Agreement call for the Company (a) to pay to REGI a continuing royalty of 5% of the net profits derived from the Technology by the Company and (b) to pay to Brian Cherry a continuing royalty of 1% of the net profits derived from the Technology by the Company.

     A final provision of the April 1993 Agreement assigns and transfers ownership to the Company of any patents, inventions, copyrights, know-how, technical data, and related types of intellectual property conceived, developed or created by REGI or its associated companies either prior to or subsequent to the date of the agreement, which results or derives from the direct or indirect use of the Original Engine and/or RC/DC Engine technologies by REGI.

     In November 1993, in consideration for certain technology transferred to the Company, as described above, Brian Cherry was issued 100,000 Common Shares of Reg Tech (deemed value $200,000). There was no connection between this transaction and the transaction involving the acquisition of the Canadian rights to the Machine Vision Technology described below. At that time the Company did not have available cash to pay to Mr. Cherry and there was no public market for the stock of the Company. Based upon his desire for some degree of immediate liquidity, management agreed to issue shares of Reg Tech to Mr. Cherry and to treat this as an advance. As previously noted, Reg Tech owns 51% of REGI which owns 66.7% of the Common Stock of the Company. Both Mr. Cherry and Mr. Robertson are officers and directors of both the Company and Reg Tech.

     The terms of the agreements referenced above were negotiated by the parties in non-arm's-length transactions but were deemed by the parties involved to be fair and equitable under the circumstances existing at the time.

     In 1995, the Company acquired an exclusive limited sublicense to market and distribute in Canada the rights to Machine Vision Technology for the following consideration:

     i)   $200,000;

     ii) royalty payments equal to 2% of all net revenue derived from sales in Canada, to be paid 30 days after the end of each calendar quarter;

     iii) minimum annual royalty payments as follows:

                                        $
            December 31, 1996         1,000
            December 31, 1997         3,000
            December 31, 1998         4,500
            annually thereafter       6,000

     On October 31, 1995, the Company sold its rights to the Machine Vision Technology to Reg Tech for $200,000. All obligations pursuant to the sublicense were transferred to Reg Tech.

                      PROPOSAL NO. 2 - APPROVAL OF AUDITORS
                      -------------------------------------
     The Board of Directors recommends that Elliott Tulk Pryce Anderson serve as auditors of the Company until the next Annual Meeting of Shareholders. Elliott Tulk Pryce Anderson, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 1997. Representatives of Elliott Tulk Pryce Anderson will not be present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

                                 OTHER BUSINESS
                                 --------------

     The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

     At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

September 15, 1997                          BY ORDER OF THE BOARD OF DIRECTORS


                                            John G. Robertson, President

                                 REGI U.S., INC.
                           185 - 10751 Shellbridge Way
                                 Richmond, B.C.
                                     Canada
                                     V6X2W8
                             Tel No. (604) 278-5996

                                  FORM OF PROXY

I, the undersigned shareholder of REGI U.S., Inc. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and Director of the Company of Richmond, British Columbia or failing him, _______________________, (with full power to act alone), as my true and lawful attorney, with full power of substitution to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on September 9, 1997 (the "Record Date"), at the Annual Meeting Shareholders of the Company to be held at Vandeberg Johnson & Gandara, One Union Square, 600 University Street, Suite 2424, Seattle, WA 98101, at 1:00 p.m., on October 9, 1997, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND PROPOSITION LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

ELECTION OF DIRECTORS. ELECTING THE PERSONS LISTED BELOW TO SERVE AS DIRECTORS
     FOR THE ENSUING YEAR.

     John Robertson     FOR     [ ]     WITHHOLD [ ]

     Brian Cherry       FOR     [ ]     WITHHOLD [ ]

APPROVAL OF ELLIOTT TULK PRYCE ANDERSON, CHARTERED ACCOUNTANTS, AS AUDITORS OF
     THE COMPANY UNTIL THE CLOSE OF THE NEXT ANNUAL MEETING.

          FOR  [ ]     AGAINST  [ ]     ABSTAIN  [ ]

OTHER MATTERS. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME
     BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INDIVIDUALS AND PROPOSITION LISTED ABOVE.


                                          DATED _________________________, 1997.

-----------------------------------
SIGNATURE OF SHAREHOLDER

Name:______________________________

Address:___________________________

-----------------------------------

No. of Shares:_____________________


WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY,
                                                 ------------------------------
50 WEST LIBERTY STREET, SUITE 880, RENO, NV, 89501 - WHETHER OR NOT YOU PLAN TO
--------------------------------------------------
ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE.

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

                             NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN). IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, Officers of the Company and the management designees, to attend and act for him at the Meeting. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designees or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Issuer, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 - no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.

     ......................................

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